d

      Dreyfus

      Premier International

      Value Fund

      SEMIANNUAL REPORT April 30, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            16   Financial Highlights

                            21   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier

                                                       International Value Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Premier International Value Fund, covering the six-month period from November 1, 2001 through April 30, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Sandor Cseh.

As of the reporting period's close, we have seen signs of a domestic economic recovery, which may signal an end to the U.S. economic recession and a possible resumption of economic growth in markets worldwide. As the U.S. economy has gained strength, however, heightened volatility has continued to cause wide
price    fluctuations    for    U.S.    and    international    stocks.

Indeed, as many professionals can attest, the global stock markets' directions become clearer only when viewed from a perspective measured in years rather than weeks or months. Although you may become excited about international growth opportunities or worried about the challenges presented under current market conditions, we encourage you to consider your long-term goals first. And, as always, we urge you to solicit the advice of a professional financial advisor who can help you navigate the right course to financial security for yourself and your family. For our part, and as we have for more than 50 years, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter

Chairman and Chief Executive Officer

The Dreyfus Corporation

May 15, 2002




DISCUSSION OF FUND PERFORMANCE

Sandor Cseh, Portfolio Manager

How did Dreyfus Premier International Value Fund perform relative to its benchmark?

For the six-month period ended April 30, 2002, the fund produced a total return of 12.17% for Class A shares, 11.57% for Class B shares, 11.76% for Class C shares, 12.30% for Class R shares and 11.95% for Class T shares.(1) This compares with a 4.73% return for the fund's benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index ("MSCI EAFE Index")
for    the    same    period.(2)

We attribute the fund' s strong performance to investors' preference for value-oriented stocks. Our stock selection strategy, which emphasizes companies with solid business fundamentals and strong balance sheets, also contributed to the fund's performance.

What is the fund's investment approach?

The fund invests in an internationally diversified portfolio of value stocks -- stocks selling at what we think are attractive prices relative to their perceived intrinsic worth based on historical measures. These measures typically include price-to-earnings, price-to-book value and price-to-cash flow ratios. Discrepancies from historical norms are often the result of short-term factors that affect market perception -- a stock falls out of general market favor, creating what we perceive to be a buying opportunity. The fund purchases the security at the depressed price, seeking to profit when perceptions change and
the    stock    price    rises    to    its    perceived    value.

When putting the value approach to work, the fund employs a two-step process. First, we establish a range of how much to invest in each of the countries represented on the MSCI EAFE Index. We make a base-line determination by the size of a country's gross domestic product and the capitalization of its stock market compared to the world as a whole. We can invest more or less than this
proportion,    based    on    the     The    Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

outlook for a country's economy and the specific number of value opportunities that we see in a particular country's market.

Second, we select individual securities using a process that blends quantitative and qualitative analysis. After an initial computer screen eliminates approximately 90% of purchase candidates, analysts perform extensive fundamental research and conduct on-site visits to determine which securities we will buy
for    the    portfolio.

What other factors influenced the fund's performance?

The fund was influenced by the strong performance of value stocks, which have continued to post better returns relative to growth-oriented stocks. While value stocks may lag behind their growth counterparts in periods of economic exuberance, investors tend to favor more conservative, value-oriented shares in
times    of    weak    growth    or    general    uncertainty.

During the reporting period, international markets followed the United States in an uncertain attempt at economic recovery. A first-quarter 2002 stock market rally in Japan, led by value-oriented companies such as automobile manufacturers and coupled with a strengthening yen, boosted returns. Profit warnings in Europe, however, particularly in technology and pharmaceutical stocks, continued to trouble investors and held back performance.

The fund's stock selection strategy also contributed strongly to its performance during the reporting period. The fund's holdings were, on average, cheaper than those in the MSCI EAFE Index when their prices were considered relative to classic valuation measures, including book value, earnings and cash flow. Yet, the fund's stocks were more profitable, having a higher average return on equity
than    those    in    its    benchmark.

In addition, we continued to de-emphasize telecommunications and technology stocks. Lack of exposure to these formerly high-flying, growth-oriented industry groups helped the fund' s relative performance as it became apparent that corporate capital spending was not likely to improve any time soon, and their stocks fell to new lows.


What is the fund's current strategy?

The fund's relative lack of exposure to technology and telecommunications stocks has remained unchanged. We continue to seek reasonably priced opportunities in the health care sector, but we have found few stocks that meet our criteria. Our greatest areas of focus, in comparison to our benchmark, continue to be in basic industrial sectors, such as raw materials, manufacturing and utilities, where we have found reasonable share prices combined with opportunities for attractive returns.

We generally invest among various countries in proportions that are close to their representation in the MSCI EAFE Index. Current exceptions are Singapore, the Netherlands, Ireland and Portugal, to which we have allocated a slightly higher percentage of assets than the MSCI EAFE Index; and the United Kingdom, France and Japan, to which we have apportioned a slightly lower percentage. We have found some compelling value opportunities in the emerging markets, notably South Korea, Brazil, Mexico and South Africa. However, our exposure to the emerging markets remains relatively modest at approximately 4% of the fund's
total    assets.

May 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSE BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH OCTOBER 31, 2002, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (MSCI EAFE) INDEX IS AN UNMANAGED INDEX COMPOSED OF A SAMPLE OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF EUROPEAN AND PACIFIC BASIN COUNTRIES.

                                                             The Fund


STATEMENT OF INVESTMENTS

April 30, 2002 (Unaudited)

COMMON STOCKS--67.5%                                                                             Shares                   Value ($)
--------------------------------------------------------------------------------

AUSTRALIA--1.7%

National Australia Bank                                                                           4,766                   89,202

Santos                                                                                           23,700                   74,930

                                                                                                                         164,132

BELGIUM--2.0%

Dexia                                                                                             5,570                   91,809

Dexia (Strips)                                                                                    4,730  (a)                  43

Fortis                                                                                            4,550                  104,423

                                                                                                                         196,275

BRAZIL--.4%

Petroleo Brasileiro, ADR                                                                            600                   14,760

Telecomunicacoes Brasileiras, ADR                                                                   904                   28,277

                                                                                                                          43,037

CHINA--.4%

PetroChina, Cl. H                                                                                174,500                  35,575

FINLAND--.9%

Kesko, Cl. B                                                                                       4,300                  38,924

Sampo, Cl. A                                                                                       5,950                  46,089

                                                                                                                          85,013

FRANCE--5.7%

Air France                                                                                         1,820                  32,851

Alstom                                                                                             1,730                  22,423

Assurances Generales de France                                                                     1,365                  68,849

BNP Paribas                                                                                        1,540                  80,450

Compagnie de Saint-Gobain                                                                            300                  51,340

Compagnie Generale des Etablissements Michelin, Cl. B                                              1,696                  65,686

Pernod-Ricard                                                                                        980                  90,475

Schneider Electric                                                                                   830                  40,033

TotalFinaElf                                                                                         425                  64,387

TotalFinaElf, ADR                                                                                    684                  51,786

                                                                                                                         568,280

GERMANY--5.8%

Bayer                                                                                              2,970                  97,774

Bayerische Hypo- und Vereinsbank                                                                   1,760                  61,824

Commerzbank                                                                                        5,430                  97,816


COMMON STOCKS (CONTINUED)                                                                         Shares                   Value ($)
--------------------------------------------------------------------------------

GERMANY (CONTINUED)

Deutsche Lufthansa                                                                                 2,660                  40,969

Deutsche Post                                                                                      6,220                  84,035

E.ON                                                                                               2,234                 115,599

Software                                                                                           1,110                  13,247

Volkswagen                                                                                         1,290                  63,324

                                                                                                                         574,588

GREECE--.8%

Hellenic Telecommunications Organization, ADR                                                      9,980                  76,347

HONG KONG--1.2%

MTR                                                                                               34,800                  53,098

Swire Pacific, Cl. A                                                                              11,000                  65,867

                                                                                                                         118,965

IRELAND--1.3%

Bank of Ireland                                                                                   8,470                   98,795

Elan, ADR                                                                                         2,450  (a)              29,106

                                                                                                                         127,901

ITALY--3.9%

Banca Popolare di Bergamo-Credito Varesino                                                        3,240                   64,114

ENI                                                                                               6,405                   98,298

Finmeccanica                                                                                     87,560  (a)              73,037

Sanpaolo IMI                                                                                      3,830                   42,628

Telecom Italia                                                                                   19,490                  104,081

                                                                                                                         382,158

JAPAN--12.9%

AIFUL                                                                                             1,050                   72,772

CANON                                                                                             2,000                   76,540

Credit Saison                                                                                     4,200                   98,662

FUJI MACHINE MANUFACTURING                                                                        1,900                   31,775

HONDA MOTOR                                                                                       1,500                   67,206

KONAMI                                                                                            1,600                   40,324

LAWSON                                                                                            1,200                   33,136

MABUCHI MOTOR                                                                                     1,000                   97,853

MINEBEA                                                                                           9,000                   58,805

MURATA MANUFACTURING                                                                                200                   12,741

                                                             The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                    Value ($)
--------------------------------------------------------------------------------

JAPAN (CONTINUED)

Matsumotokiyoshi                                                                                  1,200                   44,617

NIPPON MEAT PACKERS                                                                               4,000                   40,199

NISSAN MOTOR                                                                                      7,000                   53,796

Nippon Express                                                                                   17,000                   73,919

Nishimatsu Construction                                                                           5,300                   13,646

RINNAI                                                                                            3,100                   64,141

SHOHKOH FUND & CO.                                                                                  360                   44,244

77 Bank                                                                                          10,000                   38,892

Shin-Etsu Chemical                                                                                1,200                   49,378

Sumitomo Bakelite                                                                                 9,000                   68,606

TDK                                                                                                 600                   32,670

Takeda Chemical Industries                                                                        1,000                   43,715

Yamaha Motor                                                                                      8,000                   59,116

Yamanouchi Pharmaceutical                                                                         2,000                   55,072

                                                                                                                       1,271,825

LUXEMBOURG--.5%

Arcelor                                                                                           3,800                   52,367

MEXICO--.5%

Kimberly-Clark de Mexico                                                                          5,500                   17,563

Telefonos de Mexico, ADR                                                                            860                   32,542

                                                                                                                          50,105

NETHERLANDS--5.5%

ABN AMRO                                                                                          4,986                   98,800

Akzo Nobel                                                                                        1,170                   50,278

Buhrmann                                                                                          3,431                   43,913

Hunter Douglas                                                                                    1,580                   52,655

Koninklijke Ahold                                                                                 3,550                   88,730

Koninklijke (Royal) Philips Electronics                                                           2,450                   75,974

Vedior                                                                                            4,657                   64,470

Wolters Kluwer                                                                                    3,440                   69,714

                                                                                                                         544,534

NEW ZEALAND--.4%

Telecom Corporation of New Zealand                                                               18,591                   40,136

NORWAY--.6%

Statoil                                                                                           6,540                   55,609


COMMON STOCKS (CONTINUED)                                                                        Shares                    Value ($)
--------------------------------------------------------------------------------

PORTUGAL--1.2%

EDP                                                                                              27,480                   56,680

Portugal Telecom                                                                                  9,127  (a)              66,588

                                                                                                                         123,268

SINGAPORE--1.4%

Creative Technology                                                                               3,090                   35,782

DBS Group                                                                                        14,000                  108,060

                                                                                                                         143,842

SOUTH KOREA--.8%

Korea Electric Power, ADR                                                                         4,660                   49,862

POSCO, ADR                                                                                        1,200                   29,340

                                                                                                                          79,202

SPAIN--2.0%

Endesa                                                                                            7,790                  119,280

Repsol YPF, ADR                                                                                   6,820                   83,545

                                                                                                                         202,825

SWEDEN--1.1%

Autoliv                                                                                           2,415                   53,876

Investor, Cl. B                                                                                   4,960                   51,331

                                                                                                                         105,207

SWITZERLAND--4.1%

Barry Callebaut                                                                                     371                   39,649

Clariant                                                                                          3,340                   79,332

Novartis                                                                                          2,200                   92,346

Roche                                                                                               960                   72,795

UBS                                                                                               1,560                   75,263

Zurich Financial Services                                                                           180                   41,920

                                                                                                                         401,305

UNITED KINGDOM--12.4%

Allied Domecq                                                                                    18,420                  117,961

BAE SYSTEMS                                                                                      21,716                  110,432

BOC                                                                                               6,754                  102,349

Barclays                                                                                         14,980                  131,183

Bunzl                                                                                            10,259                   80,422

Cadbury Schweppes                                                                                11,550                   87,598

Diageo                                                                                               72                      956

                                                             The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                    Value ($)
--------------------------------------------------------------------------------

UNITED KINGDOM (CONTINUED)

GKN                                                                                              17,550                   82,086

GlaxoSmithKline                                                                                   3,750                   90,704

Morgan Crucible                                                                                  18,972                   49,759

Old Mutual                                                                                       17,200                   27,443

Rio Tinto                                                                                         3,653                   67,866

Royal & Sun Alliance Insurance                                                                   20,509                   90,249

Scottish and Southern Energy                                                                      7,580                   74,553

Unilever                                                                                         11,800                  107,977

Wolseley

                                                                                                                       1,221,538

TOTAL COMMON STOCKS

   (cost $6,256,845)                                                                                                   6,664,034
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal

SHORT-TERM INVESTMENTS--8.1%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

1.68%, 5/23/2002

   (cost $799,179)                                                                              800,000                  799,168
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $7,056,024)                                                               75.6%                7,463,202

CASH AND RECEIVABLES (NET)                                                                        24.4%                2,414,968

NET ASSETS                                                                                       100.0%                9,878,170

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

April 30, 2002 (Unaudited)

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  7,056,024   7,463,202

Cash                                                                   638,918

Cash denominated in foreign currencies                     908,938     900,148

Receivable for investment securities sold                              697,086

Receivable for shares of Beneficial Interest subscribed                233,254

Dividends receivable                                                    40,551

Prepaid expenses                                                        40,711

Due from The Dreyfus Corporation and affiliates                          3,295

                                                                    10,017,165
--------------------------------------------------------------------------------

LIABILITIES ($):

Payable for shares of Beneficial Interest redeemed                      79,475

Payable for investment securities purchased                              9,275

Accrued expenses                                                        50,245

                                                                       138,995
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       9,878,170
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      9,970,233

Accumulated undistributed investment income--net                        11,974

Accumulated net realized gain (loss) on investments and
  foreign currency transactions                                       (503,010)

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                     398,973
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       9,878,170

NET ASSET VALUE PER SHARE

                                        Class A              Class B              Class C              Class R              Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                        6,651,892             1,332,954             903,050              989,317                  957

Shares Outstanding                      573,284               118,150              79,895               84,670                   83
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                          11.60                11.28                11.30                11.68                11.53

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $8,627 foreign taxes withheld at source)         77,479

Interest                                                                 2,239

TOTAL INCOME                                                            79,718

EXPENSES:

Management fee--Note 3(a)                                               38,570

Registration fees                                                       33,291

Custodian fees                                                          28,243

Shareholder servicing costs--Note 3(c)                                  11,650

Auditing fees                                                            7,789

Distribution fees--Note 3(b)                                             6,120

Prospectus and shareholders' reports                                     5,330

Trustees' fees and expenses--Note 3(d)                                     694

Legal fees                                                                 269

Loan commitment fees--Note 2                                                67

Miscellaneous                                                            7,989

TOTAL EXPENSES                                                         140,012

Less--expense reimbursement from The Dreyfus Corporation
  due to undertaking--Note 3(a)                                       (57,903)

NET EXPENSES                                                            82,109

INVESTMENT (LOSS)                                                      (2,391)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                         (255,263)

Net realized gain (loss) on forward currency exchange contracts        (4,293)

NET REALIZED GAIN (LOSS)                                             (259,556)

Net unrealized appreciation (depreciation) on investments
  and foreign currency transactions                                  1,238,754

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 979,198

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   976,807

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended

                                           April 30, 2002           Year Ended

                                              (Unaudited)     October 31, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income (loss)--net                     (2,391)               14,365

Net realized gain (loss) on investments         (259,556)             (236,976)

Net unrealized appreciation (depreciation)
   on investments                              1,238,754              (610,978)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     976,807              (833,589)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Net realized gain on investments:

Class A shares                                         --             (324,552)

Class B shares                                         --              (61,888)

Class C shares                                         --              (53,774)

Class R shares                                         --              (88,614)

Class T shares                                         --                  (78)

TOTAL DIVIDENDS                                        --             (528,906)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 11,696,451           12,972,206

Class B shares                                    465,932              394,846

Class C shares                                    342,085              368,551

Class R shares                                         --               25,000

Dividends reinvested:

Class A shares                                         --              323,849

Class B shares                                         --               57,550

Class C shares                                         --               50,869

Class R shares                                         --               48,277

Class T shares                                         --                  78

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended

                                           April 30, 2002        Year Ended

                                              (Unaudited)  October 31, 2001
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($) (CONTINUED):

Cost of shares redeemed:

Class A shares                                (9,456,289)         (12,887,984)

Class B shares                                   (46,689)            (248,974)

Class C shares                                   (71,701)            (402,050)

Class R shares                                         --            (113,080)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS       2,929,789              589,138

TOTAL INCREASE (DECREASE) IN NET ASSETS        3,906,596             (773,357)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                             5,971,574            6,744,931

END OF PERIOD                                   9,878,170            5,971,574

Undistributed investment income--net               11,974               14,365


                                         Six Months Ended

                                           April 30, 2002           Year Ended

                                              (Unaudited)     October 31, 2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                     1,073,378           1,142,139

Shares issued for dividends reinvested                 --              26,222

Shares redeemed                                 (859,965)          (1,126,408)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     213,413               41,953
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                        42,497              34,743

Shares issued for dividends reinvested                 --               4,737

Shares redeemed                                   (4,411)             (21,922)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      38,086               17,558
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        31,677              31,749

Shares issued for dividends reinvested                 --               4,180

Shares redeemed                                   (6,690)             (33,949)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      24,987               1,980
--------------------------------------------------------------------------------

CLASS R

Shares sold                                            --               2,139

Shares issued for dividends reinvested                 --               3,896

Shares redeemed                                        --              (9,577)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING          --              (3,542)
--------------------------------------------------------------------------------

CLASS T

SHARES ISSUED FOR DIVIDENDS REINVESTED                 --                    6

(A) DURING THE PERIOD ENDED APRIL 30, 2002, THERE WERE NO SHARES CONVERTED FROM CLASS B TO CLASS A AND DURING THE PERIOD ENDED OCTOBER 31, 2001, 4,014 CLASS B SHARES REPRESENTING $49,648 WERE AUTOMATICALLY CONVERTED TO 3,944 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                      Six Months Ended

                                                        April 30, 2002                              Year Ended October 31,
                                                                                  --------------------------------------------------

CLASS A SHARES                                              (Unaudited)           2001          2000           1999       1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                           10.35           12.96         13.98          11.32         12.50

Investment Operations:

Investment income--net                                          .01(b)          .04(b)         .03(b)        .03(b)           .05

Net realized and unrealized gain
   (loss) on investments                                          1.24          (1.63)         (.10)          2.75          (1.23)

Total from Investment Operations                                  1.25          (1.59)         (.07)          2.78          (1.18)

Distributions:

Dividends from investment
   income--net                                                      --              --         (.04)          (.07)            --

Dividends from net realized
   gain on investments                                              --          (1.02)         (.91)          (.05)            --

Total Distributions                                                 --          (1.02)         (.95)          (.12)            --

Net asset value, end of period                                   11.60          10.35         12.96          13.98          11.32
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                           12.17(d)         (13.57)         (.69)         24.75         (9.44)(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                                        .99(d)           2.00          2.00           2.00          1.19(d)

Ratio of net investment income
   to average net assets                                        .05(d)            .35           .24            .22           .39(d)

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                                      .74(d)           1.69          1.16           1.31           .92(d)

Portfolio Turnover Rate                                       56.33(d)          49.65         42.16          41.73         17.71(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                                   6,652          3,724         4,121          4,110         3,213

(A)  FROM MARCH 31, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                      Six Months Ended

                                                        April 30, 2002                             Year Ended October 31,
                                                                                  -----------------------------------------------

CLASS B SHARES                                              (Unaudited)           2001           2000           1999    1998(a)
---------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                           10.11           12.78          13.86          11.27      12.50

Investment Operations:

Investment (loss)                                              (.04)(b)        (.05)(b)       (.07)(b)       (.08)(b)      (.01)

Net realized and unrealized gain
   (loss) on investments                                          1.21          (1.60)          (.10)          2.74       (1.22)

Total from Investment Operations                                  1.17          (1.65)          (.17)          2.66       (1.23)

Distributions:

Dividends from investment
   income--net                                                      --             --             --           (.02)        --

Dividends from net realized
   gain on investments                                              --          (1.02)          (.91)          (.05)         --

Total Distributions                                                 --          (1.02)          (.91)          (.07)         --

Net asset value, end of period                                   11.28          10.11          12.78          13.86       11.27
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                           11.57(d)         (14.28)         (1.42)         23.70       (9.84)(d)
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                                       1.36(d)            2.75          2.75          2.75          1.64(d)

Ratio of investment (loss)
   to average net assets                                      (.37)(d)            (.45)         (.52)         (.60)        (.07)(d)

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                                     .74(d)             1.72          1.14          1.27          .92(d)

Portfolio Turnover Rate                                      56.33(d)            49.65         42.16         41.73        17.71(d)
---------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                                 1,333              809           799           960          483

(A)  FROM MARCH 31, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                      Six Months Ended

                                                        April 30, 2002                              Year Ended October 31,
                                                                                  --------------------------------------------------

CLASS C SHARES                                              (Unaudited)           2001          2000           1999   1998(a)
--------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                           10.12           12.79         13.87          11.27     12.50

Investment Operations:

Investment (loss)                                             (.04)(b)        (.05)(b)       (.06)(b)      (.07)(b)      (.01)

Net realized and unrealized gain
   (loss) on investments                                          1.22          (1.60)          (.11)          2.74     (1.22)

Total from Investment Operations                                  1.18          (1.65)          (.17)          2.67     (1.23)

Distributions:

Dividends from investment
   income--net                                                      --             --              --          (.02)       --

Dividends from net realized
   gain on investments                                              --          (1.02)          (.91)          (.05)        --

Total Distributions                                                 --          (1.02)          (.91)          (.07)        --

Net asset value, end of period                                   11.30          10.12          12.79          13.87     11.27
--------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                           11.76(d)         (14.27)         (1.42)         23.77     (9.84)(d)
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                                       1.36(d)           2.75           2.75           2.75       1.64(d)

Ratio of investment (loss)
   to average net assets                                      (.34)(d)           (.44)          (.47)          (.55)     (.06)(d)

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                                      .75(d)           1.68           1.17           1.31       .92(d)

Portfolio Turnover Rate                                       56.33(d)          49.65          42.16          41.73     17.71(d)
--------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                                   903             556            677            585       451

(A)  FROM MARCH 31, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                      Six Months Ended

                                                        April 30, 2002                            Year Ended October 31,
                                                                                 ---------------------------------------------------

CLASS R SHARES                                              (Unaudited)           2001          2000           1999       1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                           10.41           13.00         14.01          11.33         12.50

Investment Operations:

Investment income--net                                          .01(b)          .07(b)         .07(b)        .08(b)           .06

Net realized and unrealized
   gain (loss) on investments                                     1.26           (1.64)       (.10)         2.74            (1.23)

Total from Investment Operations                                  1.27           (1.57)       (.03)         2.82            (1.17)

Distributions:

Dividends from investment
   income--net                                                      --               --       (.07)         (.09)            --

Dividends from net realized
   gain on investments                                              --           (1.02)       (.91)         (.05)            --

Total Distributions                                                 --           (1.02)       (.98)         (.14)            --

Net asset value, end of period                                   11.68           10.41       13.00         14.01            11.33
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                12.30(c)       (13.36)       (.39)        25.12            (9.36)(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                                          .87(c)          1.75        1.75          1.75            1.04(c)

Ratio of net investment income
   to average net assets                                          .12(c)           .55         .48           .62             .53(c)

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                                        .74(c)          1.68        1.16          1.32             .92(c)

Portfolio Turnover Rate                                         56.33(c)         49.65       42.16         41.73           17.71(c)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                                     989             881       1,147         1,116             453

(A)  FROM MARCH 31, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                      Six Months Ended

                                                                        April 30, 2002                 Year Ended October 31,
                                                                                                       ----------------------

CLASS T SHARES                                                              (Unaudited)                 2001         2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                               10.29               12.91          13.06

Investment Operations:

Investment income (loss)--net                                                       (.02)(b)             .00(b,c)       .05(b)

Net realized and unrealized gain (loss)
   on investments                                                                   1.26               (1.60)          (.20)

Total from Investment Operations                                                    1.24               (1.60)          (.15)

Distributions:

Dividends from net realized gain
   on investments                                                                     --               (1.02)            --

Net asset value, end of period                                                     11.53               10.29          12.91
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(D)                                                                11.95(e)           (13.70)         (1.15)(e)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                             1.12(e)             2.25           1.51(e)

Ratio of net investment income
   (loss) to average net assets                                                     (.17)(e)             .04            .35(e)

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                                          .77(e)              1.70            .85(e)

Portfolio Turnover Rate                                                           56.33(e)             49.65          42.16
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                 1                    1              1

(A) FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) EXCLUSIVE OF SALES CHARGE.

(E) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier International Value Fund (the "fund" ) is a separate non-diversified series of Dreyfus Premier Value Equity Funds (the "Company"), which is registered under the Investment Company Act of 1940, as amended (the " Act" ), as an open-end management investment company and operates a series company, currently offering two series, including the fund. The fund' s investment objective is long-term capital growth. The Dreyfus Corporation (the " Manager" ) serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary
of    Mellon    Financial    Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (" CDSC" ) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

As  of  April  30,  2002, MBC Investment Corp., an indirect subsidiary of Mellon
Financial    Corporation,    held    the    following    shares:

  Class A                267,529               Class R               38,427

  Class B                 37,801               Class T                   83

  Class C                 37,793

                                                                The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net
unrealized    foreign

exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $446 during the period ended April 30, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The portfolio has an unused capital loss carryover of approximately $153,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2001. If not applied, the carryover expires in fiscal 2009.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2002, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager has undertaken from November 1, 2001 through October 31, 2002, that, if the aggregate expenses of the fund exclusive of taxes, brokerage fees, interest on borrowings, 12b-1 distribution plan fees, shareholder services plan fees, commitment fees and extraordinary expenses, exceed an annual rate of 1.75% of the value of the fund's average daily net assets, the fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear such excess expenses. The expense reimbursement, pursuant to the undertaking, amounted to $57,903 during the period ended April 30, 2002.

The Distributor retained $1,394 during the period ended April 30, 2002 from commissions earned on sales of the fund's shares.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended April 30, 2002, Class B, Class C and Class T shares were charged $3,492, $2,627 and $1, respectively, pursuant to the Plan.


(C) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2002, Class A, Class B, Class C and Class T shares were charged $6,451, $1,164, $876 and $1, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2002, the fund was charged $1,437 pursuant to the transfer agency agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended April 30, 2002, amounted to $4,114,910 and $3,762,309, respectively.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transcations. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gains on each open contract. At April 30, 2002, there were no open forward currency exchange contracts.

At April 30, 2002, accumulated net unrealized appreciation on investments was $407,178, consisting of $754,500 gross unrealized appreciation and $347,322 gross unrealized depreciation.

At April 30, 2002, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTES

                                                           For More Information

                        Dreyfus Premier International Value Fund

                        200 Park Avenue

                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                      Custodian

                        The Bank of New York

                        15 Broad Street

                        New York, NY 10286

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9263

                        Boston, MA 02205-8501

                      Distributor

                        Dreyfus Service Corporation

                        200 Park Avenue

                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

(c) 2002 Dreyfus Service Corporation                                  173SA0402